Centrus Begins Shipping Centrifuges to Ohio to Support Major Expansion of Uranium Enrichment Capacity October 29, 2026 Milestone connects Tennessee manufacturing with Ohio uranium enrichment expansion to rebuild America's nuclear fuel supply chain Achievement marks the assembly of a complete, unobligated supply chain to serve both the commercial and national security markets OAK RIDGE, Tenn., Oct. 29, 2026 /PRNewswire/ -- Centrus Energy's (NYSE: LEU) Oak Ridge manufacturing plant has completed and is shipping the first new centrifuge today as part of the company's multibillion-dollar expansion of its uranium enrichment capacity. This milestone marks the next phase of the project where completed centrifuges manufactured in Tennessee will be shipped to Ohio for final assembly, with the manufacturing rate growing over time. It also reflects that Centrus has now secured a complete and complex manufacturing supply chain. Both milestones were achieved ahead of Centrus' previously-announced year-end target.  "Completing the first new centrifuge for our expansion and standing up a one-of-a-kind supply chain are significant moments for our team and this country," said Amir Vexler, President and Chief Executive Officer of Centrus. "Building this unique manufacturing capability at scale takes specialized expertise, time, precision and sustained commitment. These milestones demonstrate our ability to translate our investment into tangible progress and position us to re-establish this country's rightful position in the global enrichment market." Centrus' technology is fully licensed, proven and de-risked, with more than four million machine-hours of successful operation. Its existing centrifuge cascade in Ohio includes components manufactured in 2019, as well as components the company manufactured in prior years, and has been reliably producing High-Assay, Low-Enriched Uranium (HALEU) since late 2023. In December 2025, Centrus restarted centrifuge manufacturing activities in Oak Ridge to support a major expansion of its uranium enrichment capacity in Ohio. In January 2026, the company announced a $560 million investment to expand and modernize its Oak Ridge Technology and Manufacturing Center, transitioning it to a high-rate manufacturing plant capable of supporting production of thousands of advanced centrifuges. More recently, Centrus has been manufacturing thousands of individual centrifuge components while steadily expanding manufacturing capacity and throughput. Concurrently, it has contracted a network of domestic suppliers and ordered tens of thousands of parts from American manufacturers to secure an unobligated supply chain that can service both commercial and national security demand. Earlier this month, Centrus completed its strategic acquisition of Westerman Holdings, a key supplier of centrifuge casings and other major components, as the company expands and further secures its supply chain.  The new centrifuges produced in Tennessee will be grouped into cascades, with the first new capacity expected to come online in

Ohio in 2029 as previously announced. This is part of the company's multibillion-dollar expansion of uranium enrichment capacity. This expansion includes large-scale production of LEU for the existing reactor fleet for baseload electricity, HALEU for next generation reactors, and enrichment for national security needs.  Centrus' Oak Ridge facility is the only advanced centrifuge manufacturing plant in the United States with a proven and de-risked technology. All other centrifuge technologies in commercial operation today are manufactured exclusively overseas. Centrus relies on an exclusively domestic supply chain, which allows its centrifuges to produce enriched uranium for both commercial and national security applications. Today's shipment marks a tangible step in connecting this American-made centrifuge technology with re-established and expanded domestic uranium enrichment capacity. About Centrus Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the company has provided its utility customers with more than 1,850 reactor-years of fuel, equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America's uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com or follow us on LinkedIn and X. QUOTES "The first shipment of centrifuge components from Centrus's expanded Oak Ridge facility marks an important milestone in strengthening America's nuclear fuel supply chain. Tennessee has the legacy, expertise, and skilled workforce to lead, and we are proud to support Centrus as it creates new opportunity for Tennesseans and advances American energy security." – Governor Bill Lee "The centrifuges being manufactured here in Oak Ridge will help build the nuclear energy infrastructure America will need for decades to come. That's precisely what makes [this milestone] so important… we're turning decades of investment and expertise into American manufacturing, American energy, and American opportunity." – Senator Bill Hagerty "As a proud representative of Oak Ridge and Anderson County, I am thrilled to see Centrus Energy making real progress in expanding American uranium enrichment right here in East Tennessee. Shipping the first set of centrifuge components from Oak Ridge is a major milestone—not just for our community, but for the nation's energy security. This investment brings hundreds of good-paying jobs and affirms our region's leadership in advanced nuclear technology. As America seeks to lead the world in developing a new fleet of advanced civil nuclear reactors, our domestic conversion, enrichment, and reprocessing capabilities must follow suit. Building a robust nuclear fuel supply chain is imperative to our energy security, and it's great to see that Centrus has proven themselves to be an instrumental player in these efforts. I congratulate Centrus and all the hardworking Tennesseans who are building the future of American energy." – Congressman Chuck Fleischmann "Tennessee is leading the way in America's nuclear energy renaissance. Centrus's investment in Oak Ridge strengthens our state's economy, creates good-paying jobs and helps restore America's nuclear fuel independence. This milestone shows Tennessee will continue to lead in the technologies that power our economy and protect our national security." – Lieutenant Governor Randy McNally "Today's shipment is a significant milestone for Centrus, Tennessee and the nation—and a powerful example of what can happen when state support, private investment and national priorities align. The completed set of centrifuge components manufactured in Oak Ridge and shipped to Ohio demonstrates Tennessee's role in rebuilding America's domestic uranium enrichment capability. With support from Tennessee's Nuclear Energy Fund, Centrus is creating high-quality jobs and strengthening the advanced manufacturing capacity our country needs for energy security and national security. We are proud to support Centrus' continued growth in East Tennessee and grateful for its investment in Tennessee's nuclear future." – Stuart C. McWhorter, Deputy Governor and TNECD Commissioner "I want to thank Centrus on their intentional effort to follow through on their pledge, to invest in the Oak Ridge Corridor and bring hundreds of jobs to our community!" – State Representative Rick Scarbrough "I can't say enough good about Centrus and this incredible milestone toward rebuilding America's domestic nuclear fuel supply chain. Centrus is a national leader in the nuclear renaissance, but here at home, the excellent jobs they continue to provide mean something even more personal: families can stay together, and the next generation doesn't have to leave to build a future. I am so very thankful that because of the work Centrus is doing, mothers and fathers can watch their children build careers, put down roots and start families of their own right here at home." – Mayor Terry Frank, Anderson County "Oak Ridge continues to lead the nation's Nuclear Renaissance. With more than $560 million in planned investment and nearly 430 new jobs, Centrus is strengthening our local economy while building on our City's legacy as a center of nuclear innovation.

We congratulate Centrus on its expansion and thank Centrus for their continuing confidence in Oak Ridge. Playing a pivotal role in advancing the nation's nuclear mission for generations, Oak Ridge is proud to carry that legacy forward and help lead this next chapter." – Mayor Warren Gooch, City of Oak Ridge "Centrus Energy's milestone represents a meaningful advancement in strengthening the nation's nuclear fuel supply chain. TVA supports efforts that enhance America's energy security and reinforce Tennessee's enduring leadership in the nuclear energy landscape." – Matt Rasmussen, Chief Nuclear Officer, Tennessee Valley Authority Forward-Looking Statements: This news release contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as "expects", "anticipates", "intends", "plans", "believes", "will", "should", "could", "would" or "may" and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management's current views and assumptions with respect to future events and operational, economic and financial performance. For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: the war in Ukraine and other geopolitical conflicts; our government contracts, including changes to the U.S. government's appropriated funding levels for HALEU, the government's inability to satisfy its obligations, and our lease to our facility in Piketon, Ohio; whether or when demand for HALEU or LEU for government or commercial uses will materialize and at what level; the impact and potential extended duration of a supply/demand imbalance in the market for LEU; significant competition from major LEU producers, including foreign competitors, who may be less cost sensitive than we are; pricing trends and demand in the uranium and enrichment markets, especially in light of the potential of limited supply and our dependence on others for deliveries of LEU; and our ability to successfully implement our planned expansion projects in Piketon, Ohio, and Oak Ridge, Tennessee. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, under Part II, Item 1A – "Risk Factors" in our Quarterly report on Form 10-Q for the quarter ended March 31, 2026, under Part II, Item 1A – "Risk Factors" in our Quarterly report on Form 10-Q for the quarter ended June 30, 2026, and our filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Media — Dan Leistikow LeistikowD@centrusenergy.com Investors — Neal Nagarajan NagarajanNK@centrusenergy.com View original content to download multimedia:https://www.prnewswire.com/news-releases/centrus-begins-shipping-centrifuges- to-ohio-to-support-major-expansion-of-uranium-enrichment-capacity-302923570.html SOURCE Centrus Energy Corp.